SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2002

SAVE THE WORLD AIR, INC.

(Exact name of registrant as specified in charter)

Nevada	0-29185	52-2088326

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29229 Canwood Street, Suite 206, Agoura Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 865-3500

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7(c). Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

  Item 5. Other Events
  Item 7. Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events.

On December 13, 2002, Save the World Air, Inc. (“SWA”) entered into an agreement (“Agreement”) with RAND, a preeminent “think-tank” of highly qualified engineers, scientists and other specialized individuals. Pursuant to the Agreement, RAND will conduct a review of technical aspects of our reduced emissions and fuel saving device and its market potential. This description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference.

Also, attached and incorporated herein by reference as Exhibit 99.2 is a copy of the press release of SWA dated December 30, 2002, reporting the signing of the Agreement to conduct a review of our reduced emissions and fuel saving device.

Item 7(c). Exhibits.

(c)  Exhibits

Exhibit
Number	Description

99.1	Agreement between Save the World Air, Inc. and RAND, executed December 13, 2002.

99.2	Press Release dated December 30, 2002, reporting signing of the Agreement to conduct a review of our reduced emissions and fuel saving device.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2002	SAVE THE WORLD AIR, INC.

	By:	Eugene E. Eichler Eugene E. Eichler Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Agreement between Save the World Air, Inc. and RAND, executed December 13, 2002.

99.2	Press Release dated December 30, 2002, reporting signing of the Agreement to conduct a review of our reduced emissions and fuel saving device.